UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/12/2013

THE PEP BOYS - MANNY MOE & JACK
(Exact name of registrant as specified in its charter)

Commission File Number:  001-03381

PA	23-0962915
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3111 West Allegheny Avenue, Philadelphia, PA 19132
(Address of principal executive offices, including zip code)

215-430-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On June 12, 2013, the The Pep Boys - Manny, Moe & Jack 2009 Stock Incentive Plan, as amended and restated, was further amended to provide that the value of the annual automatic grant to non-management directors (other than the Chairman of the Board) threunder be increased from $55,000 to $80,000 and for the Chairman of the Board from $55,000 to $92,500. This amendment reflects the first increase to the Company's non-management directors' compensation since June 2010.

A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 12, 2013, the Company held its Annual Meeting of Shareholders. At such meeting, the shareholders acted on the following matters.

1. The following Directors were elected.

Jane Scaccetti with 45,587,949 votes for, 524,721 votes against, 50,268 abstentions and 4,113,258 broker non-votes.

John T. Sweetwood with 45,587,133 votes for, 535,285 votes against, 40,520 abstentions and 4,113,258 broker non-votes.

M. Shan Atkins with 45,649,080 votes for, 465,008 votes against, 48,850 abstentions and 4,113,258 broker non-votes.

Robert H. Hotz with 45,684,560 votes for, 422,469 votes against, 55,909 abstentions and 4,113,258 broker non-votes.

James A. Mitarotonda with 44,303,242 votes for, 1,791,388 votes against, 68,308 abstentions and 4,113,258 broker non-votes.

Nick White with 45,676,905 votes for, 417,849 votes against, 68,184 abstentions and 4,113,258 broker non-votes.

Michael R. Odell with 45,670,529 votes for, 435,188 votes against, 57,221 abstentions and 4,113,258 broker non-votes.

Robert Rosenblatt with 45,686,495 votes for, 421,653 votes against, 54,790 abstentions and 4,113,258 broker non-votes.

Andrea M. Weiss with 45,323,737 votes for, 766,038 votes against, 73,163 abstentions and 4,113,258 broker non-votes.

2. The advisory resolution on executive compensation was approved with 40,214,350 votes for, 313,140 votes against, 5,635,448 abstentions and 4,113,258 broker non-votes.

3. Deloitte & Touche LLP's appointment as the Company's independent registered public accounting firm was ratified with 49,968,663 votes for, 257,692 votes against and 49,841 abstentions.

Item 9.01.    Financial Statements and Exhibits

(d)

10.1 Amendment to The Pep Boys - Manny, Moe & Jack 2009 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY MOE & JACK

Date: June 12, 2013	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
SVP - General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Amendment to The Pep Boys - Manny, Moe & Jack 2009 Stock Incentive Plan